UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 16, 2007

                           Portec Rail Products, Inc.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

        West Virginia                    0-50543                55-0755271
-----------------------------      ------------------       --------------------
(State or Other Jurisdiction)      (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)

900 Old Freeport Road, Pittsburgh, Pennsylvania.          15238
------------------------------------------------          -----
(Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code:  (412) 782-6000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement.
            -------------------------------------------

     On January 16, 2007, Portec Rail Products, Inc. (the "Registrant") granted stock options to the following "Named Executive Officers" (as defined by Item 402(a)(3) of Securities and Exchange Commission Regulation S-K) pursuant to the Registrant's 2006 Stock Option Plan. Options have an exercise price of $9.65 and vest equally over 5 years. The forms of award documents are attached hereto.

         Name                                 Title               Stock Options
------------------------     ----------------------------------   -------------
Richard J. Jarosinski        President and Chief Executive
                               Officer                                5,000
Konstantinos Papazoglou      Executive Vice President and Chief
                               Operating Officer                      5,000
John N. Pesarsick            Chief Financial Officer                  5,000


Item 9.01   Financial Statements and Exhibits
            ---------------------------------

(a)         Financial statements of businesses acquired. Not Applicable.

(b)         Pro forma financial information. Not Applicable.

(c)         Shell company transactions: Not Applicable.

(d)         Exhibits.

            The following Exhibit is attached as part of this report:

            10.1 Form of Portec Rail Products, Inc. 2006 Stock Option Plan Stock Option Agreement (Employees)



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PORTEC RAIL PRODUCTS, INC.



DATE: January 18, 2007                     By: /s/ John N. Pesarsick
                                               -------------------------------
                                               John N. Pesarsick
                                               Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.       Description

   10.1 Form of Portec Rail Products, Inc. 2006 Stock Option Plan Stock Option Agreement (Employees)



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                                  Exhibit 10.1